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________________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                ______________


        Date of Report (Date of earliest event reported):  June 8, 1999

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
            (Exact name of registrant as specified in its charter)


           DELAWARE                    0-29092           54-1708481
   (State or Other Jurisdiction of    (Commission      (IRS Employer
         Incorporation)              File Number)     Identification No.)

         1700 OLD MEADOW ROAD, SUITE 300, MCLEAN, VIRGINIA      22102
          (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code:  (703) 902-2800

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ITEMS 1-4.   NOT APPLICABLE.

ITEM 5.

     Primus Telecommunications Group, Incorporated (the "Company") announced today that it has extended its exchange offer of its outstanding unregistered 11 1/4% Senior Notes due 2009 (the "Senior Notes") for registered 11 1/4% Senior Notes due 2009. The exchange offer will now expire at 5:00 p.m., New York City time, Monday, July 12, 1999, or such later date and time to which it may be subsequently extended.

ITEMS 6.   NOT APPLICABLE.

ITEMS 7.  c) Exhibits

          Exhibit 99.1  Press Release dated June 8, 1999, issued by the Company.

ITEMS 8.   NOT APPLICABLE.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    PRIMUS TELECOMMUNICATIONS
                       GROUP, INCORPORATED


                    By: /s/ Neil L. Hazard
                       --------------------------------
                       Neil L. Hazard
                       Executive Vice President
                       and Chief Financial Officer

Date:  June 8, 1999